UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21287

John Hancock Preferred Income Fund III
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	July 31

Date of reporting period:	January 31, 2014

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock
INVESTMENTS

John Hancock

Preferred Income Fund III

Semiannual Report

1.31.14

Ticker | **HPS**

Portfolio summary

Top 10 Issuers (32.7% of Total Investments on 1-31-14)[1,2]

ING Groep NV	4.0%	Public Storage, Inc.	3.0%

Merrill Lynch Preferred Capital Trust	3.9%	Qwest Corp.	3.0%

Entergy	3.5%	Deutsche Bank	3.0%

U.S. Bancorp	3.3%	MetLife, Inc.	2.9%

Morgan Stanley Capital Trust	3.2%	PPL Capital Funding, Inc.	2.9%

Sector Composition[1,3]

Financials	62.2%	Energy	1.4%

Utilities	26.0%	Industrials	1.1%

Telecommunication Services	7.8%	Consumer Discretionary	0.1%

Consumer Staples	1.4%

Country Composition[1,3,4]

United States	87.7%	Spain	1.0%

Netherlands	5.7%	Bermuda	0.2%

United Kingdom	5.4%

Quality Composition[1,5]

AA	1.0%

A	7.8%

BBB	56.5%

BB	30.3%

B	3.8%

CCC & Below	0.1%

Common Stocks	0.5%

1 As a percentage of the fund’s total investments on 1-31-14.

2 Cash and cash equivalents not included.

3 Investments focused in one sector may fluctuate more widely than investments diversified across sectors. Because the fund may focus on particular sectors, its performance may depend on the performance of those sectors. The fund’s investments in securities of foreign issuers involve special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

4 Each security trades in U.S. dollars.

5 Ratings are from Moody’s Investors Service, Inc. If not available, we have used Standard & Poor’s Ratings Services. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not Rated” securities are those with no ratings available from these agencies. All ratings are as of 1-31-14 and do not reflect subsequent downgrades or upgrades, if any.

6	Preferred Income Fund III | Semiannual report

Fund’s investments

As of 1-31-14 (unaudited)

	Shares	Value
Preferred Securities (a) 150.4% (96.5% of Total Investments)		$828,678,230

(Cost $846,838,887)

Consumer Discretionary 0.1%		647,525

Media 0.1%

Comcast Corp., 5.000%	29,500	647,525

Consumer Staples 2.2%		11,795,625

Food & Staples Retailing 2.2%

Ocean Spray Cranberries, Inc., Series A,
6.250% (S)(Z)	135,000	11,795,625

Financials 95.3%		525,208,215

Capital Markets 9.7%

Bank of New York Mellon Corp., 5.200%	70,000	1,496,600

Morgan Stanley Capital Trust III, 6.250%	160,000	3,971,200

Morgan Stanley Capital Trust IV, 6.250% (Z)	845,000	20,803,900

Morgan Stanley Capital Trust V, 5.750%	100,000	2,367,000

Morgan Stanley Capital Trust VII, 6.600%	30,000	748,200

State Street Corp., 5.250%	85,000	1,875,100

The Goldman Sachs Group, Inc., 6.125% (Z)	877,000	21,898,690

Commercial Banks 24.2%

Barclays Bank PLC, Series 3, 7.100% (Z)	355,000	9,009,900

Barclays Bank PLC, Series 5, 8.125% (Z)	515,000	13,147,950

BB&T Corp., 5.200%	680,000	13,681,600

BB&T Corp., 5.625% (Z)	190,000	4,104,000

HSBC Holdings PLC, 8.000% (Z)	63,500	1,706,245

HSBC USA, Inc., 6.500% (Z)	135,000	3,275,100

PNC Financial Services Group, Inc., 5.375%	35,000	730,450

PNC Financial Services Group, Inc. (6.125% to
5-1-22, then 3 month LIBOR + 4.067%)	210,000	5,350,800

Royal Bank of Scotland Group PLC, Series L,
5.750% (Z)	941,000	19,441,060

Santander Finance Preferred SA Unipersonal,
Series 10, 10.500%	313,500	8,304,615

Santander Holdings USA, Inc., Series C,
7.300% (Z)	463,000	11,625,930

U.S. Bancorp (6.000% to 4-15-17, then
3 month LIBOR + 4.861%)	160,000	4,409,600

U.S. Bancorp (6.500% to 1-15-22, then
3 month LIBOR + 4.468%) (Z)	888,000	24,109,200

See notes to financial statements	Semiannual report | Preferred Income Fund III	7

	Shares	Value
Commercial Banks (continued)

Wells Fargo & Company, 6.625% (I)	150,000	$3,946,500

Wells Fargo & Company, 8.000% (Z)	374,000	10,662,740

Consumer Finance 3.2%

HSBC Finance Corp., Depositary Shares,
Series B, 6.360%	615,000	14,520,148

SLM Corp., 6.000% (Z)	50,000	1,004,500

SLM Corp., Series A, 6.970% (Z)	44,899	2,072,089

Diversified Financial Services 25.5%

Citigroup Capital XIII (7.875% to 10-30-15,
then 3 month LIBOR + 6.370%)	17,000	461,210

Deutsche Bank Capital Funding Trust VIII,
6.375% (Z)	40,000	992,400

Deutsche Bank Capital Funding Trust X,
7.350% (Z)	248,300	6,309,303

Deutsche Bank Contingent Capital Trust II,
6.550% (Z)	396,500	9,995,765

Deutsche Bank Contingent Capital Trust III,
7.600% (Z)	311,000	8,191,740

General Electric Capital Corp., 4.700% (Z)	185,000	3,792,500

ING Groep NV, 7.050% (Z)	598,970	15,135,972

ING Groep NV, 7.200%	765,000	19,431,000

JPMorgan Chase & Company, 5.500%	60,000	1,272,600

JPMorgan Chase & Company, 6.700% (I)	30,000	744,000

JPMorgan Chase Capital XXIX, 6.700% (Z)	687,500	17,675,625

Merrill Lynch Preferred Capital Trust III,
7.000% (Z)	487,000	12,330,840

Merrill Lynch Preferred Capital Trust IV,
7.120% (Z)	415,000	10,520,250

Merrill Lynch Preferred Capital Trust V,
7.280% (Z)	430,000	10,900,500

RBS Capital Funding Trust V, 5.900%	725,000	15,196,000

RBS Capital Funding Trust VI, 6.250% (Z)	340,000	7,367,800

Insurance 16.8%

Aegon NV, 6.375% (Z)	280,000	6,846,000

Aegon NV, 6.500% (Z)	330,000	8,048,700

American Financial Group, Inc., 7.000% (Z)	490,000	12,803,700

MetLife, Inc., Series B, 6.500% (Z)	1,011,000	25,204,230

Phoenix Companies, Inc., 7.450%	574,500	12,753,900

PLC Capital Trust V, 6.125% (Z)	192,890	4,650,578

Prudential Financial, Inc., 5.750%	119,000	2,647,750

Prudential PLC, 6.500% (Z)	129,638	3,253,914

RenaissanceRe Holdings, Ltd., Series C,
6.080%	61,150	1,392,386

W.R. Berkley Corp., 5.625% (Z)	710,000	15,144,300

Real Estate Investment Trusts 15.8%

Duke Realty Corp., Depositary Shares, Series J,
6.625%	638,100	15,550,497

Duke Realty Corp., Depositary Shares, Series K,
6.500% (Z)	151,600	3,620,208

8	Preferred Income Fund III | Semiannual report	See notes to financial statements

	Shares	Value
Real Estate Investment Trusts (continued)

Duke Realty Corp., Depositary Shares, Series L,
6.600% (Z)	118,500	$2,832,150

Kimco Realty Corp., 6.000% (Z)	950,000	21,232,500

Public Storage, Inc., 5.200%	255,000	5,082,150

Public Storage, Inc., 5.750%	395,000	8,626,800

Public Storage, Inc., 6.350%	220,000	5,350,400

Public Storage, Inc., Depositary Shares,
Series Q, 6.500%	142,000	3,534,380

Public Storage, Inc., Series P, 6.500% (Z)	123,000	3,104,520

Senior Housing Properties Trust, 5.625% (Z)	693,000	13,659,030

Ventas Realty LP, 5.450%	210,000	4,525,500

Thrifts & Mortgage Finance 0.1%

Federal National Mortgage Association,
Series S, 8.250% (I)	80,000	764,000

Industrials 1.7%		9,395,600

Machinery 1.7%

Stanley Black & Decker, Inc., 5.750% (Z)	415,000	9,395,600

Telecommunication Services 12.2%		67,382,135

Diversified Telecommunication Services 4.9%

Qwest Corp., 6.125%	20,000	411,000

Qwest Corp., 7.000%	60,000	1,449,000

Qwest Corp., 7.375% (Z)	777,500	19,445,275

Qwest Corp., 7.500%	174,500	4,379,950

Verizon Communications, Inc., 5.900% (I)	60,000	1,500,000

Wireless Telecommunication Services 7.3%

Telephone & Data Systems, Inc., 6.875% (Z)	473,000	11,508,090

Telephone & Data Systems, Inc., 7.000% (Z)	415,000	10,316,900

United States Cellular Corp., 6.950% (Z)	742,000	18,371,920

Utilities 38.9%		214,249,130

Electric Utilities 25.5%

Alabama Power Company, 5.200% (Z)	410,000	10,094,200

Duke Energy Corp., 5.125% (Z)	960,000	20,572,800

Entergy Arkansas, Inc., 5.750%	105,100	2,547,624

Entergy Louisiana LLC, 5.250% (Z)	240,000	5,498,400

Entergy Louisiana LLC, 5.875% (Z)	312,625	7,659,313

Entergy Louisiana LLC, 6.000% (Z)	242,038	6,012,224

Entergy Mississippi, Inc., 6.000%	113,194	2,812,871

Entergy Mississippi, Inc., 6.200% (Z)	156,706	3,934,888

Entergy Texas, Inc., 7.875%	71,986	1,864,437

FPL Group Capital Trust I, 5.875% (Z)	301,000	7,449,750

Gulf Power Company, 5.750% (Z)	140,000	3,472,000

HECO Capital Trust III, 6.500%	228,100	5,823,393

Interstate Power & Light Company, 5.100% (Z)	75,000	1,610,250

NextEra Energy Capital Holdings, Inc., 5.125%	220,000	4,367,000

NextEra Energy Capital Holdings, Inc.,
5.700% (Z)	710,000	15,527,700

PPL Capital Funding, Inc., 5.900%	1,100,000	25,014,000

See notes to financial statements	Semiannual report | Preferred Income Fund III	9

Electric Utilities (continued)

SCE Trust I, 5.625%	180,000	$3,897,000

SCE Trust II, 5.100% (Z)	620,000	12,214,000

Multi-Utilities 13.4%

BGE Capital Trust II, 6.200% (Z)	762,000	18,592,800

Dominion Resources, Inc., Series A, 8.375% (Z)	249,900	6,459,915

DTE Energy Company, 5.250% (Z)	600,000	12,570,000

DTE Energy Company, 6.500% (Z)	380,000	9,405,000

Integrys Energy Group, Inc., 6.000% (Z)	287,500	7,012,125

SCANA Corp., 7.700%	756,000	19,837,440

Common Stocks 0.7% (0.5% of Total Investments)		$3,999,230

(Cost $5,435,057)

Utilities 0.7%		3,999,230

Electric Utilities 0.7%

FirstEnergy Corp. (Z)	127,000	3,999,230

		Maturity
	Rate (%)	date	Par value	Value
Capital Preferred Securities (b) 1.7% (1.0% of Total Investments)				$8,995,680

(Cost $9,517,500)

Financials 1.7%				8,995,680

Commercial Banks 1.7%

CA Preferred Funding Trust (Q)	7.000	04-30-14	$9,000,000	8,995,680

Corporate Bonds 3.1% (2.0% of Total Investments)				$16,926,500

(Cost $16,586,804)

Energy 2.1%				11,739,000

Oil, Gas & Consumable Fuels 2.1%

Energy Transfer Partners LP (P)	3.255	11-01-66	12,900,000	11,739,000

Utilities 1.0%				$5,187,500

Electric Utilities 1.0%

Southern California Edison Company
(6.250% to 2-1-22, then 3 month
LIBOR + 4.199%) (Q)(Z)	6.250	02-01-22	$5,000,000	5,187,500

Total investments (Cost $878,378,248)† 155.9%				$858,599,640

Other assets and liabilities, net (55.9%)			($307,714,386)

Total net assets 100.0%				$550,885,254

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the fund.

10	Preferred Income Fund III | Semiannual report	See notes to financial statements

Notes to Fund’s investments

LIBOR London Interbank Offered Rate

(a) Includes preferred stocks and hybrid securities with characteristics of both equity and debt that pay dividends on a periodic basis.

(b) Includes hybrid securities with characteristics of both equity and debt that trade with, and pay, interest income.

(I) Non-income producing security.

(P) Variable rate obligation. The coupon rate shown represents the rate at period end.

(Q) Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

(Z) All or a portion of this security is pledged as collateral pursuant to the Credit Facility Agreement. Total collateral value at 1-31-14 was $497,977,894.

† At 1-31-14, the aggregate cost of investment securities for federal income tax purposes was $878,406,222. Net unrealized depreciation aggregated $19,806,582, of which $25,009,446 related to appreciated investment securities and $44,816,028 related to depreciated investment securities.

The fund had the following country concentration as a percentage of total investments on 1-31-14:

United States	87.7%
Netherlands	5.7%
United Kingdom	5.4%
Spain	1.0%
Bermuda	0.2%

Total	100.0%

See notes to financial statements	Semiannual report | Preferred Income Fund III	11

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 1-31-14 (unaudited)

This Statement of assets and liabilities is the fund’s balance sheet. It shows the value of what the fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets

Investments, at value (Cost $878,378,248)	$858,599,640
Cash	1,712,884
Cash segregated at custodian for swap contracts	1,350,000
Receivable for investments sold	717,294
Dividends and interest receivable	1,342,765
Swap contracts, at value	288,960
Other receivables and prepaid expenses	10,360

Total assets	864,021,903

Liabilities

Committed facility agreement payable	309,500,000
Payable for investments purchased	1,500,000
Swap contracts, at value	1,966,104
Interest payable	14,740
Payable to affiliates
Accounting and legal services fees	30,999
Trustees’ fees	9,356
Other liabilities and accrued expenses	115,450

Total liabilities	313,136,649

Net assets	$550,885,254

Net assets consist of

Paid-in capital	$740,055,312
Undistributed net investment income	4,818,755
Accumulated net realized gain (loss) on investments and swap agreements	(172,533,061)
Net unrealized appreciation (depreciation) on investments and
swap agreements	(21,455,752)

Net assets	$550,885,254

Net asset value per share

Based on 31,563,738 shares of beneficial interest outstanding — unlimited
number of shares authorized with no par value	$17.45

12	Preferred Income Fund III | Semiannual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the six-month period ended 1-31-14 (unaudited)

This Statement of operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$27,757,407
Interest	703,695

Total investment income	28,461,102

Expenses

Investment management fees	3,217,164
Accounting and legal services fees	80,826
Transfer agent fees	15,294
Trustees’ fees	23,691
Printing and postage	66,262
Professional fees	63,864
Custodian fees	38,229
Stock exchange listing fees	14,683
Interest expense	1,379,300
Other	18,577

Total expenses	4,917,890

Net investment income	23,543,212

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	1,038,055
Swap contracts	(641,188)
396,867
Change in net unrealized appreciation (depreciation) of
Investments	(18,150,343)
Swap contracts	(477,440)
(18,627,783)
Net realized and unrealized loss	(18,230,916)

Increase in net assets from operations	$5,312,296

See notes to financial statements	Semiannual report | Preferred Income Fund III	13

F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of fund share transactions.

	Six months
	ended	Year
	1-31-14	ended
	(Unaudited)	7-31-13
Increase (decrease) in net assets

From operations
Net investment income	$23,543,212	$47,149,972
Net realized gain (loss)	396,867	(30,620,010)
Change in net unrealized appreciation (depreciation)	(18,627,783)	(1,112,208)

Increase in net assets resulting from operations	5,312,296	15,417,754

Distributions to shareholders
From net investment income	(23,142,533)	(46,253,723)

From fund share transactions
Issued pursuant to Dividend Reinvestment Plan	—	996,404

Total decrease	(17,830,237)	(29,839,565)

Net assets

Beginning of period	568,715,491	598,555,056

End of period	$550,885,254	$568,715,491

Undistributed net investment income	$4,818,755	$4,418,076

Share activity

Shares outstanding
Beginning of period	31,563,738	31,511,994
Issued pursuant to Dividend Reinvestment Plan	—	51,744

End of period	31,563,738	31,563,738

14	Preferred Income Fund III | Semiannual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Statement of cash flows

This Statement of cash flows shows cash flow from operating and financing activities for the period stated.

For the
six-month
period ended
1-31-14
(unaudited)
Cash flows from operating activities

Net increase in net assets from operations	$5,312,296
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(81,091,258)
Long-term investments sold	81,406,960
Decrease in short term investments	545,000
Net amortization of premium (discount)	(2,175)
Decrease in dividends and interest receivable	91,876
Increase in payable for investments purchased	1,120,789
Increase in receivable for investments sold	(717,294)
Decrease in unrealized appreciation of swap contracts	439,636
Increase in cash segregated at custodian for swap contracts	(350,000)
Decrease in other receivables and prepaid expenses	20,377
Increase in unrealized depreciation of swap contracts	37,804
Increase in payable to affiliates	5,646
Decrease in interest payable	(496)
Increase in other liabilities and accrued expenses	4,839
Net change in unrealized (appreciation) depreciation on investments	18,150,343
Net realized gain on investments	(1,038,055)

Net cash provided by operating activities	$23,936,288

Cash flows from financing activities
Distributions to shareholders	(23,142,533)

Net cash used in financing activities	($23,142,533)

Net increase in cash	$793,755

Cash at beginning of period	$919,129

Cash at end of period	$1,712,884

Supplemental disclosure of cash flow information

Cash paid for interest	$1,379,796

See notes to financial statements	Semiannual report | Preferred Income Fund III	15

Financial highlights

The Financial highlights show how the fund’s net asset value for a share has changed during the period.

COMMON SHARES Period ended	1-31-14[1]	7-31-13	7-31-12	7-31-11	7-31-10	7-31-09

Per share operating performance

Net asset value, beginning of period	$18.02	$18.99	$17.75	$16.86	$14.05	$17.29
Net investment income[2]	0.75	1.49	1.50	1.48	1.49	1.46
Net realized and unrealized gain (loss)
on investments	(0.59)	(0.99)	1.13	0.76	2.67	(3.21)
Total from investment operations	0.16	0.50	2.63	2.24	4.16	(1.75)
Less distributions to common shareholders
From net investment income	(0.73)	(1.47)	(1.39)	(1.35)	(1.22)	(1.44)
From tax return of capital	—	—	—	—	(0.13)	(0.05)
Total distributions	(0.73)	(1.47)	(1.39)	(1.35)	(1.35)	(1.49)
Net asset value, end of period	$17.45	$18.02	$18.99	$17.75	$16.86	$14.05
Per share market value, end of period	$16.36	$17.94	$19.73	$16.54	$16.89	$13.18
Total return at net asset value (%)[3]	1.25[4]	2.48	15.65	13.94[5]	31.26[5]	(7.30)[5]
Total return at market value (%)[3]	(4.65)[4]	(1.81)	28.95	5.99	40.17	(6.62)

Ratios and supplemental data

Net assets applicable to common shares,
end of period (in millions)	$551	$569	$598	$558	$530	$442
Ratios (as a percentage of average net assets):
Expenses before reductions	1.80[7]	1.69	1.73	1.91[8]	1.92	2.60
Expenses net of reductions[6]	1.80[7]	1.69	1.73	1.72[8]	1.78	2.38
Net investment income	8.63[7]	7.82	8.46	8.39[8]	9.70	12.52
Portfolio turnover (%)	10	16	16	19	14	18
Total debt outstanding end of period
(in millions)	$310	$310	$294	$287	$263	$214
Asset coverage per $1,000 of debt[9]	$2,780	$2,838	$3,036	$2,943	$3,019	$3,068

1 Six months ended 1-31-14. Unaudited.
2 Based on the average daily shares outstanding.
3 Total return based on net asset value reflects changes in the fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and tax return of capital distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the fund’s shares traded during the period.
4 Not annualized.
5 Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6 Expense excluding interest expense were 1.30%, 1.22%, 1.23%, 1.17%, 1.14% and 1.14% for the periods ended
1-31-14, 7-31-13, 7-31-12, 7-31-11, 7-31-10 and 7-31-09, respectively.
7 Annualized.
8 Includes non-recurring litigation fees which represent 0.13% of average net assets. After insurance recovery, impact to net expenses and net investment income ratios was less than 0.01%.
9 Asset coverage equals the total net assets plus borrowings divided by the borrowings of the fund outstanding at period end (Note 7). As debt outstanding changes, level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.

16	Preferred Income Fund III | Semiannual report	See notes to financial statements

Notes to financial statements

(unaudited)

Note 1 — Organization

John Hancock Preferred Income Fund III (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Swaps are valued using evaluated prices obtained from an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices. Certain short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund’s Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates,

Semiannual report | Preferred Income Fund III	17

prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund’s investments as of January 31, 2014, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 1-31-14	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Preferred Securities
Consumer Discretionary	$647,525	$647,525	—	—
Consumer Staples	11,795,625	—	$11,795,625	—
Financials	525,208,215	525,208,215	—	—
Industrials	9,395,600	9,395,600	—	—
Telecommunication
Services	67,382,135	67,382,135	—	—
Utilities	214,249,130	214,249,130	—	—
Common Stocks
Utilities	3,999,230	3,999,230	—	—
Capital Preferred
Securities
Financials	8,995,680	—	8,995,680	—
Corporate Bonds
Energy	11,739,000	—	11,739,000	—
Utilities	5,187,500	—	5,187,500	—

Total Investments in
Securities	$858,599,640	$820,881,835	$37,717,805	—
Other Financial
Instruments:
Interest Rate Swaps	($1,677,144)	—	($1,677,144)	—

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result,

18	Preferred Income Fund III | Semiannual report

the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.

Overdrafts. Pursuant to the custodian agreement, the fund’s custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. Within the John Hancock funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of July 31, 2013, the fund has a capital loss carryforward of $171,961,259 available to offset future net realized capital gains. The following table details the capital loss carryforward available:

CAPITAL LOSS CARRYFORWARD EXPIRING AT JULY 31				NO EXPIRATION DATE
2016	2017	2018	2019	LONG TERM

$30,642,634	$41,629,449	$64,817,054	$6,710,827	$28,161,295

As of July 31, 2013, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends monthly and capital gain distributions, if any, annually.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to derivative transactions.

Semiannual report | Preferred Income Fund III	19

Statement of cash flows. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund’s Statement of assets and liabilities and represents the cash on hand at the fund’s custodian and does not include any short-term investments or cash segregated at the custodian for swap contracts.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objectives. Derivatives include a variety of different instruments that may be traded in the over-the-counter market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Swaps are typically traded through the OTC market. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund’s custodian and is noted in the accompanying Fund’s investments, or if cash is posted, on the Statement of assets and liabilities. The fund’s maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals. Swap agreements are privately negotiated in the OTC market or may be executed on a registered commodities exchange (centrally cleared swaps).

20	Preferred Income Fund III | Semiannual report

Swaps are marked-to-market daily and the change in value is recorded as unrealized appreciation/depreciation of swap contracts. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

During the six months ended January 31, 2014, the fund used interest rate swaps in anticipation of rising interest rates. The following table summarizes the interest rate swap contracts held during the six months ended January 31, 2014 and as of January 31, 2014.

	USD	PAYMENTS	PAYMENTS
	NOTIONAL	MADE	RECEIVED	MATURITY
COUNTERPARTY	AMOUNT	BY FUND	BY FUND	DATE	MARKET VALUE

Morgan Stanley Capital Services	$72,000,000	Fixed 1.4625%	3-month LIBOR (a)	Aug 2016	($1,966,104)
Morgan Stanley Capital Services	72,000,000	Fixed 0.8750%	3-month LIBOR (a)	Jul 2017	288,960
	$144,000,000				($1,677,144)

(a) At 1-31-14, the 3-month LIBOR rate was 0.2366%.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at January 31, 2014 by risk category:

		FINANCIAL	ASSET	LIABILITY
	STATEMENT OF ASSETS AND	INSTRUMENTS	DERIVATIVES	DERIVATIVES
RISK	LIABILITIES LOCATION	LOCATION	FAIR VALUE	FAIR VALUE

Interest rate contracts	Swap contracts, at value	Interest rate	$288,960	$1,966,104
swaps

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended January 31, 2014:

	STATEMENT OF OPERATIONS	SWAP
RISK	LOCATION	CONTRACTS

Interest rate contracts	Net realized loss	($641,188)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended January 31, 2014:

	STATEMENT OF OPERATIONS	SWAP
RISK	LOCATION	CONTRACTS

Interest rate contracts	Change in unrealized	($477,440)
	appreciation (depreciation)

Semiannual report | Preferred Income Fund III	21

Note 4 — Guarantees and indemnifications

Under the fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to 0.75% of the fund’s average daily managed assets including any assets attributable to the Committed Facility Agreement (see Note 7) (collectively, managed assets). The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the six months ended January 31, 2014 amounted to an annual rate of 0.02% of the fund’s average daily managed assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock funds complex.

Note 6 — Leverage risk

The fund utilizes a Committed Facility Agreement (CFA) to increase its assets available for investment. When the fund leverages its assets, common shareholders bear the fees associated with the facility and have the potential to benefit or be disadvantaged from the use of leverage. The Advisor’s fee is also increased in dollar terms from the use of leverage. Consequently, the fund and the Advisor may have differing interests in determining whether to leverage the fund’s assets. Leverage creates risks that may adversely affect the return for the holders of common shares including:

• the likelihood of greater volatility of net asset value and market price of common shares;

• fluctuations in the interest rate paid for the use of the credit facility;

• increased operating costs, which may reduce the fund’s total return;

• the potential for a decline in the value of an investment acquired through leverage, while the fund’s obligations under such leverage remains fixed; and

• the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund’s return will be greater than if leverage had not been used, conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

22	Preferred Income Fund III | Semiannual report

In addition to the risks created by the fund’s use of leverage, the fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the CFA is terminated. Were this to happen, the fund would be required to deleverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the fund’s ability to generate income from the use of leverage would be adversely affected.

Note 7 — Committed facility agreement

The fund has entered into the CFA with a subsidiary of BNP Paribas (BNP) that allows it to borrow up to $309.5 million (maximum facility amount) and to invest the borrowings in accordance with its investment practices.

The fund pledges a portion of its assets as collateral to secure borrowings under the CFA. Such pledged assets are held in a special custody account with the fund’s custodian. The amount of assets required to be pledged by the fund is determined in accordance with the CFA. The fund retains the benefits of ownership of assets pledged to secure borrowings under the CFA. Interest charged is at the rate of one month LIBOR (London Interbank Offered Rate) plus 0.70% and is payable monthly. As of January 31, 2014, the fund had borrowings of $309,500,000 at an interest rate of 0.86%, which are reflected in the CFA payable on the Statement of assets and liabilities. During the six months ended January 31, 2014, the average borrowings under the CFA and the effective average interest rate were $309,500,000 and 0.88%, respectively.

Prior to August 16, 2013, the fund was required to pay a commitment fee of 0.60% per annum on any unused portion of the maximum facility amount. Effective August 16, 2013, the fund is required to pay a commitment fee equal to 0.60% on any unused portion of the maximum facility amount, only for days on which the aggregate outstanding amount of the loans under the CFA is less than 80% of the maximum facility amount. The commitment fee for the six months ended January 31, 2014 totaled $0.

The fund may terminate the CFA with 30 days’ notice. If certain asset coverage and collateral requirements, minimum net assets or other covenants are not met, the CFA could be deemed in default and result in termination. Absent a default or facility termination event, BNP is required to provide the fund with 360 days’ notice prior to terminating or amending the CFA.

The fund has an agreement with BNP that allows BNP to borrow a portion of the pledged collateral (Lent Securities) in an amount not to exceed the lesser of: (i) outstanding borrowings owed by the fund to BNP and (ii) thirty-three and one-third percent (33¹/³%) of the fund’s total assets. The fund can designate any security within the pledged collateral as ineligible to be a Lent Security and can recall any of the Lent Securities. The fund also has the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the current borrowings under the CFA in the event that BNP fails to timely return the Lent Securities and in certain other circumstances. In such circumstances, however, the fund may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the fund’s income generating potential may decrease. Even if the fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices. Income earned from Lent Securities of $20,501 for the six months ended January 31, 2014 is recorded as a component of interest income on the Statement of operations.

Note 8 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, amounted to $81,091,258 and $81,406,960, respectively, for the six months ended January 31, 2014.

Semiannual report | Preferred Income Fund III	23

Additional information

Unaudited

Investment objective and policy

The fund’s primary investment objective is to provide a high level of current income, consistent with preservation of capital. The fund’s secondary investment objective is to provide growth of capital to the extent consistent with its primary investment objective. The fund seeks to achieve its objectives by investing in securities that, in the opinion of the Advisor, may be undervalued relative to similar securities in the marketplace.

Under normal market conditions, the fund invests at least 80% of its assets (net assets plus borrowings for investment purposes) in preferred stocks and other preferred securities, including convertible preferred securities. In addition, the fund will invest 25% or more of its total assets in the industries comprising the utilities sector. The fund will invest at least 65% of its total assets in preferred securities and other fixed-income securities which are rated investment grade (i.e., at least “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or “BBB” by Standard & Poor’s Ratings Services (“S&P”)) or in unrated securities determined by the Adviser to be of comparable credit quality. In addition, the fund can invest up to 35% of its total assets in preferred securities and other fixed income securities that are rated below investment grade at the time of acquisition or in unrated preferred securities or unrated fixed income securities determined by the Adviser to be of comparable quality. The below investment grade securities in which the fund invests may be rated as low as ‘‘Ca’’ by Moody’s or ‘‘CC’’ by S&P, provided that the fund will not invest more than 5% of its total assets in securities rated below ‘‘B’’ at the time of investment.

Amended and Restated By-laws

Effective September 27, 2013, the Board of Trustees of the fund amended and restated in its entirety the By-laws of the fund (the “Amended and Restated By-laws”). The Amended and Restated By-laws include, among other changes, provisions that: (i) require a shareholder to give written advance notice and other information to the fund of the shareholder’s nominees for Trustees and proposals for other business to be considered at shareholders’ meetings, or in the event a shareholder proposes to seek a shareholder action by written consent or request a special meeting of shareholders; (ii) require any such notice by a shareholder to be accompanied by certain information as provided in the By-laws; (iii) provide that Trustees may be nominated by shareholders only at an annual meeting of the fund or special meeting in lieu of an annual meeting; and (iv) reserve to the Trustees the exclusive power to adopt, alter, amend or repeal any provision of the By-laws or to make new By-laws, except where the Declaration of Trust, By-laws or applicable law would also require a shareholder vote to effect such adoption, alteration, amendment or repeal. The foregoing description of the By-laws is qualified in its entirety by the full text of the Amended and Restated By-laws effective as of September 27, 2013, which are available by writing to the Secretary of the fund at 601 Congress Street, 11th Floor, Boston, Massachusetts 02210.

24	Preferred Income Fund III | Semiannual report

Dividends and distributions

During the six months ended January 31, 2014, dividends from net investment income totaling $0.7332 per share were paid to shareholders. The dates of payments and amounts per share are as follows:

INCOME
PAYMENT DATE	DIVIDENDS

August 30, 2013	$0.1222
September 30, 2013	0.1222
October 31, 2013	0.1222
November 29, 2013	0.1222
December 19, 2013	0.1222
January 31, 2014	0.1222
Total	$0.7332

Dividend reinvestment plan

The fund’s Dividend Reinvestment Plan (the Plan) provides that distributions by the fund are automatically reinvested in common shares of the fund by Computershare Trust Company, N.A. (the Plan Agent). Every shareholder holding at least one full share of the fund will be automatically enrolled in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.

If the fund declares a distribution payable either in cash or in common shares of the fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the fund’s net asset value per share (NAV), the fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants’ behalf on the NYSE or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the fund had issued new shares.

There are no brokerage charges with respect to common shares issued directly by the fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

The reinvestment of fund distributions does not relieve participants of any income tax that may be payable on such distributions.

Shareholders participating in the Plan may buy additional shares of the fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at computershare.com/investor. The Plan Agent will mail a check (less applicable brokerage trading fees) on settlement date, which is three business days after the shares have been sold. If shareholders choose to sell shares through their stockbroker, they will need to request that the Plan Agent electronically transfer those shares to their stockbroker through the Direct Registration System.

Semiannual report | Preferred Income Fund III	25

Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at computershare.com/investor. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such distribution, with respect to any subsequent dividend or distribution. If shareholders withdraw from the Plan, their shares will be credited to their account; or, if they wish, the Plan Agent will sell their full and fractional shares and send the shareholders the proceeds, less a transaction fee of $5.00 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder’s participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.

Shareholders who hold at least one full share of the fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at computershare.com/investor. If received in proper form by the Plan Agent before the record date of a fund distribution, the election will be effective with respect to all distributions paid after such record date. If shareholders wish to participate in the Plan and their shares are held in the name of a brokerage firm, bank or other nominee, shareholders should contact their nominee to see if it will participate in the Plan.

If shareholders wish to participate in the Plan, but their brokerage firm, bank or other nominee is unable to participate on their behalf, they will need to request that their shares be re-registered in their own name, or they will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by shareholders as representing the total amount registered in their name and held for their account by their nominee.

Experience under the Plan may indicate that changes are desirable. Accordingly, the fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any distribution by the fund.

Effective November 1, 2013, the Plan was revised with respect to mail loss insurance coverage on certificates mailed to the fund’s administrator. Prior to that date, shareholders could request from Computershare Trust Company, N.A. reimbursement for the cost of mail loss insurance coverage on certificates valued at up to $100,000. Effective November 1, 2013, Computershare no longer reimburses this expense.

All correspondence or additional information about the Plan should be directed to Computershare Trust Company, N.A., at the address stated below or by calling 800-852-0218, 201-680-6578 (For International Telephone Inquiries), and 800-952-9245 (For the Hearing Impaired (TDD)).

Shareholder communication and assistance

If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:

Computershare
P.O. Box 30170
College Station, TX 77842-3170
Telephone: 800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

26	Preferred Income Fund III | Semiannual report

More information

Trustees	Officers	Investment advisor
James M. Oates,	Andrew G. Arnott#	John Hancock Advisers, LLC
Chairperson	President
Steven R. Pruchansky,	Thomas M. Kinzler	Subadvisor
Vice Chairperson	Secretary and Chief Legal Officer	John Hancock Asset Management
Charles L. Bardelis*	Francis V. Knox, Jr.	a division of Manulife Asset
Craig Bromley†	Chief Compliance Officer	Management (US) LLC
Peter S. Burgess*	Charles A. Rizzo
William H. Cunningham	Chief Financial Officer	Custodian
Grace K. Fey	Salvatore Schiavone	State Street Bank and
Theron S. Hoffman*	Treasurer	Trust Company
Deborah C. Jackson
Hassell H. McClellan		Transfer agent
Gregory A. Russo		Computershare Shareowner
Warren A. Thomson†		Services, LLC

*Member of the		Legal counsel
Audit Committee		K&L Gates LLP
†Non-Independent Trustee
#Effective 3-13-14		Stock symbol
Listed New York Stock
Exchange: HPS

For shareholder assistance refer to page 26

You can also contact us:
	800-852-0218	Regular mail:
	jhinvestments.com	Computershare
P.O. Box 30170
College Station, TX 77842-3170

The fund’s proxy voting policies and procedures, as well as the fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund’s Form N-Q is available on our website and the SEC’s website, sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Semiannual report | Preferred Income Fund III	27

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

800-852-0218
800-231-5469 TDD
800-843-0090 EASI-Line
jhinvestments.com

P12SA 1/14
MF174947	3/14

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Revisions to the Governance Committee Charter were as follows.

Effective September 27, 2013, the Board of Trustees of the fund amended and restated in its entirety the By-laws of the fund (the “Amended and Restated By-laws”). The Amended and Restated By-laws include, among other changes, provisions that: (i) require a shareholder to give written advance notice and other information to the fund of the shareholder’s nominees for Trustees and proposals for other business to be considered at shareholders’ meetings, or in the event a shareholder proposes to seek a shareholder action by written consent or request a special meeting of shareholders; (ii) require any such notice by a shareholder to be accompanied by certain information as provided in the By-laws; (iii) provide that Trustees may be nominated by shareholders only at an annual meeting of the fund or special meeting in lieu of an annual meeting; and (iv) reserve to the Trustees the exclusive power to adopt, alter, amend or repeal any provision of the By-laws or to make new By-laws, except where the Declaration of Trust, By-laws or applicable law would also require a shareholder vote to effect such adoption, alteration, amendment or repeal. The foregoing description of the By-laws is qualified in its entirety by the full text of the Amended and Restated By-laws effective as of September 27, 2013, which are available by writing to the Secretary of the fund at 601 Congress Street, 11th Floor, Boston, Massachusetts 02210.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Preferred Income Fund III

By:	/s/ Andrew G. Arnott
Andrew G. Arnott
President

Date:	March 24, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew G. Arnott
Andrew G. Arnott

President

Date:	March 24, 2014

By:	/s/ Charles A Rizzo
Charles A Rizzo

Chief Financial Officer

Date:	March 24, 2014